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                         SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 1999

                              MORROW SNOWBOARDS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          OREGON                           0-27002            93-1011046
(STATE OR OTHER JURISDICTION OF         (COMMISSION         (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)          FILE NUMBER)     IDENTIFICATION NUMBER)

                                   2600 PRINGLE ROAD, S.E.
                                       SALEM, OR 97302
                         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                       (503) 375-9300
                    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Morrow Snowboards, Inc.'s ("Company") wholly-owned subsidiary, Westbeach Canada ULC, a Nova Scotia unlimited liability company ("Westbeach"), on November 12, 1999, sold substantially all its assets, including its remaining two retail stores in Vancouver and Whistler, British Columbia, and its apparel line, together with the Westbeach trademarks, to Westbeach Sports, Inc., a British Columbia corporation, not affiliated with either the Company or Westbeach. The purchase price for the assets was $2,450,000 (US$). The sale was pursuant to an Asset Purchase Agreement that contained certain representations and warranties by Westbeach to the buyer and indemnification of the Buyer by Westbeach in certain events for certain liabilities or any inaccuracies in such representations and warranties. The sale price is subject to adjustment, based on the final inventory and accounts receivable counts, and there was a $100,000 holdback to fund certain adjustments. As previously reported, Westbeach's Bellevue, Washington store has been sold. Additional information regarding this transaction will be included in a future Form 8-K or other filing with the Securities and Exchange Commission.

     Following the sale, Westbeach will no longer continue in the apparel business, including the winter sports apparel business. The Company's and Morrow's Boards of Directors are reviewing the reinvestment of any excess funds, after providing for payment of the Company's liabilities, litigation funding costs for the remaining pending litigation reported in the Company's Form 10-Q for the third quarter ended September 25, l999, operating expenses and other reasonably anticipated expenses.

ITEM 5.  OTHER EVENTS.

     On November 5, l999, the Company purchased 250,000 shares at $1.00 each ($250,000) of Series A Participating Convertible Preferred Stock of Globalgate e-Commerce, Inc. ("Globalgate"), a recently formed company, whose business purpose is to build a dominant scalable e-commerce platform for merchants selling to businesses and consumers. To accomplish that goal, Globalgate has acquired control of www.yellowpages.com, an underdeveloped directory site with a well-known brand name and subsequently made four additional strategic investments in companies involved in internet or e-commerce related business lines or products. Globalgate is not publicly traded and there is limited public information available about that Company. The Company does not hold a significant ownership interest in Globalgate or have any ability to influence or control that company. The Globalgate shares are "restricted" securities under federal and state securities and, therefore, not freely tradable. There is no assurance that the Company will recover its investment or realize a profit from such investment.

Page 2-FORM 8-K

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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salem, State of Oregon, on November 15, 1999.

                                   MORROW SNOWBOARDS, INC.


                                   By: /s/ P. Blair Mullin
                                       ---------------------------------------
                                       P. Blair Mullin
                                       PRESIDENT AND CHIEF FINANCIAL OFFICER
                                       (PRINCIPAL EXECUTIVE, FINANCIAL AND
                                       ACCOUNTING OFFICER)



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